                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: June 10, 1996

                         CALLOWAY'S NURSERY, INC.
          (Exact name of registrant as specified in its charter)

                                  Texas
      (State or other jurisdiction of incorporation or organization)

                                 0-19305
                        (Commission File Number)

                               79-2052519
                   (IRS Employer Identification Number)

                          4800 Blue Mound Road
                      Fort Worth, Texas 76106-1911
       (Address of principal executive offices, including zip code)

                              817/624-8222
           (Registrant's telephone number, including area code)

Item 5. OTHER EVENTS

a. The Company has been notified by the staff of the Nasdaq Stock Market that the staff has determined that continued listing on the Nasdaq
National Market is no longer warranted. Nasdaq staff maintains that the Company fails to meet the minimum bid price requirements, or the alternative net tangible assets and market value of public float requirements set forth in Part III, Section 5(a)(5) of Schedule D of the NASD By-Laws.

b. The Company believes that it complies with the Nasdaq staff interpretation of the requirements of the NASD By-Laws for continued listing.

c. The staff of the Nasdaq Stock Market has requested that the Company file a Balance Sheet and Statement of Operations as of and for the eight-month period ended May 31, 1996 to demonstrate compliance with the aforementioned alternative net tangible assets requirement. The Nasdaq staff has also requested that the Company provide an updated number of common shares held by non-affiliates of the Company to demonstrate compliance with the aforementioned market value of public float requirement.

d. The purpose of this filing is provide the information requested by the Nasdaq Stock Market. This filing includes a Balance Sheet and a Statement of Operations as of and for the eight-month period ended May 31, 1996. These statements are not intended to comprise a complete set of interim condensed financial statements. Such condensed financial statements will be included in the Company's Quarterly Report on Form 10-Q for the period ending June 30, 1996, which will be filed on or before August 14, 1996.

e. As of May 31, 1996 the Company had net tangible assets of $4,696,000, meeting the aforementioned alternative net tangible assets requirement.

f. As of June 10, 1996, the Company has 5,075,944 common shares outstanding, of which 4,055,452 shares are held by non-affiliates of the Company. The Nasdaq staff has advised the Company that its interpretation of the public float requirements set forth in the NASD By-Laws uses the closing bid price for each of the ten (10) most recent trading days. The closing bid price for each of the ten (10) most recent trading days prior to this filing was $27/32. Therefore, the market value of public float according to the Nasdaq staff's interpretation is $3,421,788, meeting the aforementioned market value of public float requirement.

g. Nothing herein shall be considered to be a waiver of the Company's position regarding the correct interpretation of the requirements of the NASD By-Laws for continued listing on the Nasdaq National Market.

						CALLOWAY'S NURSERY, INC.

						By:/s/ James C. Estill
						James C. Estill
						President and Chief
						Executive Officer

						By:/s/ Daniel G. Reynolds
						Daniel G. Reynolds
						Vice President and Chief
						Financial Officer

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CALLOWAY'S NURSERY, INC.
FORM 8-K
JUNE 10, 1996

                        CALLOWAY'S NURSERY, INC.
                  CONDENSED BALANCE SHEET (UNAUDITED)
                 (In thousands, except share amounts)

                                                        May 31,
                                                         1996
                                                      ---------
ASSETS
Cash and cash equivalents                             $   4,447
Accounts receivable                                         143
Inventories                                               1,387
Prepaids and other assets                                    51
Property and equipment held for sale                      3,088
                                                      ---------
Total current assets                                      9,116
                                                      ---------
Property and equipment, net                               1,509
Goodwill, net                                             1,318
Other assets                                                 98
                                                      ---------
Total assets                                          $  12,041
                                                      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                      $   3,904
Accrued expenses                                            964
                                                      ---------
Total current liabilities                                 4,868
                                                      ---------

Deferred rent payable                                     1,159
                                                      ---------
Total liabilities                                         6,027
                                                      ---------
Shareholders' equity:
Voting convertible preferred stock; par value
 $.625 per share; 3,200,000 shares authorized;
 no shares issued or outstanding                             --
Preferred stock; par value $.01 per share;
  10,000,000 shares authorized; no shares issued
  or outstanding                                             --
Common stock; par value $.01 per share; 30,000,000
  shares authorized; 5,325,944 shares issued
  and 5,075,944 shares outstanding                           53
Additional paid-in capital                                8,211
Accumulated deficit                                        (854)
                                                      ---------
                                                          7,410
Less: Treasury stock, at cost (250,000 shares)           (1,396)
                                                      ---------
Total shareholders' equity                                6,014
                                                      ---------
Total liabilities and shareholders' equity	       $ 12,041
                                                      =========

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                        CALLOWAY'S NURSERY, INC.
              CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                 (In thousands, except per share amounts)

                                                Eight Months Ended
                                                   May 31, 1996
                                                      ---------
Net sales                                              $ 18,295
Cost of goods sold                                        9,758
                                                      ---------
Gross profit                                              8,537
                                                      ---------
Operating expenses                                        4,803
Occupancy expenses                                        1,947
Advertising expenses                                        892
Other, net                                                  244
                                                      ---------
Total expenses                                            7,886
                                                      ---------
Income before provision for income taxes                    651

Provision for income taxes                                   --
                                                      ---------
Net income                                             $    651
                                                      =========

Net income per common share                            $    .13

Weighted average number of common shares outstanding      5,008